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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 27, 1999

                           DAILY JOURNAL CORPORATION
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

South Carolina                     0-14665            95-4133299
--------------                     -------            ----------
(State or Other                    (Commission        (I.R.S. Employer
Jurisdiction of                    File Number)       Identification No.)
Incorporation)

355 South Grand Avenue, 34th Floor
Los Angeles, California                                90071-1560
------------------------------------                   ----------
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code (213) 624-7715

                                 Not Applicable
                               ------------------
         (Former Name or Former Address, if Changed Since Last Report)

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                                Explanatory Note
                                ----------------

This Amendment No. 1 to the current report on Form 8-K dated as of January 27, 1999 is filed to include the financial statements required to be filed under
Item 7.

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Item 7.    Financial Statements and Exhibits

    (a)    Financial Statements of Businesses Acquired
           The required financial statements are included as exhibit 99.1 below.

    (b)    Pro Forma Financial Information
           The required pro forma financial information is included below as exhibit 99.2.

    (c)    Exhibits
           The following exhibits are filed herewith:
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   Exhibit Number              Description
   --------------              -----------

        99.1 Audited Balance Sheet of Choice Information Systems as of December 31, 1998 and the related audited Statement of Income and Retained Earnings and audited Cash Flows Statement for the year ended December 31, 1998, together with the Notes to Financial Statements and the Auditor's Report.

        99.2 Unaudited Pro Forma Combined Balance Sheet as of December 31, 1998 and Unaudited Pro Forma Statement of Income for fiscal 1998 and for the three months ended December 31, 1998 together with the Notes to the Pro Forma Combined Financial Statements.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DAILY JOURNAL CORPORATION

                                           By:  /s/ GERALD L. SALZMAN
                                                --------------------------
                                           Name:  Gerald L. Salzman
                                           Title:  Chief Financial Officer

Dated: June 16, 1999

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                                 EXHIBIT INDEX
                                 -------------

   Exhibit Number               Description
   --------------               -----------

        99.1 Audited Balance Sheet of Choice Information Systems as of December 31, 1998 and the related audited Statement of Income and Retained Earnings and audited Cash Flows Statement for the year ended December 31, 1998, together with the Notes to Financial Statements and the Auditor's Report.

        99.2 Unaudited Pro Forma Combined Balance Sheet as of December 31, 1998 and Unaudited Pro Forma Statement of Income for fiscal 1998 and for the three months ended December 31, 1998 together with the Notes to the Pro Forma Combined Financial Statements.

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